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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2002


                                TALX CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



    Missouri                      000-21465                    43-0988805
    --------                      ---------                    ----------
(State or Other               (Commission File                (IRS Employer
Jurisdiction of                    Number)               Identification Number)
Incorporation)


                                1850 Borman Court
                            St. Louis, Missouri 63146
                            -------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (314) 214-7000


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS

         99.1 Press Release issued November 14, 2002

ITEM 9. REGULATION FD DISCLOSURE.

         On November 14, 2002, TALX Corporation issued the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein. The press release announced, among other things, that the Company will file a Form
12b-25 with the Securities and Exchange Commission delaying the filing of its quarterly report on Form 10-Q for the quarter ended September 30, 2002 to accommodate certain reviews by its audit committee and the Company's independent auditors. The Company expects these reviews will be completed in an expeditious manner but does not expect that the reviews will be completed within five calendar days.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002           TALX CORPORATION

                                  By: /s/ Craig N. Cohen
                                      -----------------------------------------
                                      Craig N. Cohen
                                      Vice President - Application Services and
                                      Software, and Chief Financial Officer





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                                INDEX TO EXHIBITS

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
EXHIBIT
NO.             DESCRIPTION
-------         -----------

 99.1           Press Release, dated November 14, 2002